Exhibit 99.1

Miromatrix Announces FDA Clinical Hold on IND Application for miroliverELAP

EDEN PRAIRIE, MN, December 14, 2022 - Miromatrix Medical Inc. (NASDAQ: MIRO), a life sciences company pioneering a novel technology for bioengineering fully transplantable organs to help save and improve patients' lives, today announced that it was informed via e-mail from the U.S. Food and Drug Administration (FDA) that the miroliverELAPtm Investigational New Drug (IND) application for the treatment of acute liver failure has been placed on clinical hold.  The miroliverELAP IND application was submitted in mid-November.  The FDA indicated they will provide an official clinical hold letter to Miromatrix within 30 days.  Miromatrix plans to provide additional updates pending communication with the FDA.

About Miromatrix

Miromatrix Medical Inc. is a life sciences company pioneering a novel technology for bioengineering fully transplantable human organs to help save and improve patients' lives. The Company has developed a proprietary perfusion technology platform for bioengineering organs that it believes will efficiently scale to address the shortage of available human organs. The Company's initial development focus is on human livers and kidneys. For more information, visit miromatrix.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are "forward‐looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," "plans," "potential," "projects," "would," and "future," or similar expressions, are intended to identify forward‐looking statements. Forward‐looking statements contained in this press release include, but are not limited to: the FDA’s communication plans related to the clinical hold on miroliverELAP, our plans and expectations for discussions with the FDA and the outcomes from the discussions.  Each of these forward‐looking statements involves substantial risks and uncertainties that could cause actual results to differ significantly from those expressed or implied by such forward‐looking statements, including, without limitation, risks and uncertainties related to: statements regarding the initiation, timing, progress and results of our current and future preclinical studies and future clinical trials, including statements regarding the potential timing of the clearance of the IND application and other regulatory documents for our miroliverELAP product candidate and the potential timing of pre-IND meetings or submissions of regulatory documents for our mirokidney™ and miroliver™ product candidates; the initiation of the related clinical trials; the expected timing of program updates and data disclosures; statements regarding the timing and likelihood of seeking regulatory approval for our product candidates; the competitive landscape for our product candidates; and our estimates regarding expenses, future revenue, capital requirements, cash runway and needs for additional financing. These forward‐looking statements reflect our current beliefs and expectations.

There are several important factors that could cause our actual results to differ materially from those indicated by such forward looking statements, including a deterioration in our business or prospects; further assessment of preliminary data, adverse developments in clinical development, including unexpected safety issues observed during a clinical trial; and changes in regulatory, social, and political conditions. For instance, actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties inherent in the results of preliminary data and preclinical studies being predictive of the results of later-stage clinical trials, initiation, enrollment and maintenance of patients, and completion of clinical trials, availability and timing of data from ongoing clinical trials, expectations for the timing and steps required in the regulatory review process, including our ability to obtain regulatory clearance to commence clinical trials, expectations for regulatory approvals, the impact of competitive products, our ability to enter into agreements with strategic partners and other matters that could affect the availability or commercial potential of our product candidates, business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises such as the coronavirus (referred to as COVID- 19), and geopolitical risks, including the current war between Russian and Ukraine. These risks are not exhaustive, we face known and unknown risks. Additional risks and factors that may affect results are set forth in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and our subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not assume any obligation to update any forward-looking statement to reflect new information, events, or circumstances.

Investor Contact

Greg Chodaczek

347-620-7010

ir@miromatrix.com

Media Contact:

press@miromatrix.com